SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 13, 2000



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




       DELAWARE                  File No. 1-8989           13-3286161
       (State or other          (Commission File           (IRS Employer
       jurisdiction of           Number)                    Identification
      incorporation)                                        Number)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                 ---------------


                                 Not Applicable
          (former name or former address, if changed since last report)

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Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated December 13, 2000, announcing its regular quarterly cash dividends on its outstanding shares of Adjustable Rate Cumulative Preferred Stock, 6.15% Cumulative Preferred Stock, 5.72% Cumulative Preferred Stock, and 5.49% Cumulative Preferred Stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99)     Press Release, dated December 13, 2000.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.



                                            By:   /s/ Marshall J Levinson
                                                  Marshall J Levinson
                                                  Controller
                                                 (Principal Accounting Officer)

Dated:   December 13, 2000

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                Description

(99)                       Press Release, dated December 13, 2000